UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 1, 2012, Best Buy Co., Inc. (“Best Buy” or the “registrant”) called for redemption all of the outstanding $3,845,000 principal amount of its 2.25% Convertible Subordinated Debentures due January 15, 2022 (the “Debentures”) pursuant to Section 3.3 of the Indenture, dated as of January 15, 2002, among Best Buy, as Issuer, Best Buy Stores, L.P., as Guarantor (the “Guarantor”), and Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 26, 2002, among Best Buy, the Guarantor and the Trustee (together, the “Indenture”). The Debentures will be redeemed at a redemption price equal to $1,000 per $1,000 principal amount thereof plus accrued and unpaid interest thereon to, but not including, February 29, 2012 (the redemption date). Upon deposit with the Trustee of funds sufficient to pay the redemption price for the Debentures, and all other funds, if any, due under the Indenture, Best Buy intends to terminate the Indenture.

This Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended.

The registrant’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Some of the matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and/or its management. The registrant's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant's filings with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: February 1, 2012	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer

3